Exhibit 32

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of First Community Bancshares, Inc. (the “Company”) on Form 10-Q/A for the period ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, to the officers’ best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 6th day of September, 2012.

First Community Bancshares, Inc.

/s/ John M. Mendez
John M. Mendez
Chief Executive Officer

/s/ David D. Brown
David D. Brown
Chief Financial Officer

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